Exhibit 10.105


                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (the "Agreement") is made as of January 27, 2003 by and among Healthcare Investors of America, Inc., a Maryland corporation (the "Corporation"), and Aries Capital Partners, LLC ("Purchaser"), an Arizona limited liability company.

     The Corporation and the Purchaser hereby agree as follows:


                                   SECTION 1.

                  AUTHORIZATION, PURCHASE AND SALE OF THE STOCK

     1.1 AUTHORIZATION OF THE STOCK. The Corporation has authorized the issuance and sale to the Purchaser of Eight Hundred Thousand (800,000) shares of the Corporation's common stock (the "Stock").

     1.2 SALE AND PURCHASE OF THE STOCK. At the Closing (as defined herein), subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, each Purchaser agrees, to purchase at the Closing and the Corporation agrees to sell and issue to Purchaser at the Closing, the Stock.


                                   SECTION 2.

                          CLOSING, PAYMENT AND DELIVERY

     2.1 CLOSING DATE AND PLACE OF CLOSING. The purchase and sale of the stock shall take place at the offices of the Corporation, 2940 N. Swan Road, Suite 212, Tucson, AZ 85712, at 10:00 a.m., on the Closing Date. The parties intend that the Closing Date will occur on the third business day subsequent to the receipt of shareholder approval of the proposals set forth in the Proxy Statement establishing a Special Meeting of the Shareholders approving the issuance of the Stock.

     2.2 PAYMENT AND DELIVERY. At the Closing, the Corporation will deliver to Purchaser's counsel a certificate representing the Stock that Purchaser is purchasing against payment of the purchase price therefor by check or wire transfer of same-day funds to the Corporation. The amount of payment for the Stock shall be One Dollar plus other consideration as listed in Section 2.4.

     2.3 COVENANT OF BEST EFFORTS AND GOOD FAITH. The Corporation and Purchaser agree to use their respective best efforts and to act in good faith to cause to occur all conditions to Closing which are in their respective control.

     2.4 INDEMNIFICATION. From and after the Closing Date, as additional consideration for the issuance and delivery of Stock hereunder, Purchaser and Greg Harrington, jointly and severally, agree to indemnify and hold harmless (i) all stockholders of record as of the Closing, and (ii) directors and officers of the Corporation as of December 1, 2002 to include F. Dale Markham, Grady P.

Hunter, Charles Trefzger, Harbor American Capital Group as Advisor to the Corporation and its general partner Heritage Advisory Corporation and James R. Sellers, for all costs, liabilities, claims or damages (including reasonable attorneys fees and expenses incurred) arising from the litigation entitled PNC BANK V. HEALTHCARE INVESTORS OF AMERICA, INC., ET AL, in the 11th Circuit for Miami-Dade County Florida, Case No. 0206571 CA 04 or from a case entitled JOHN
W. MADAGAN, SR., D/B/A SUNDANCE REALTY ADVISORS VS. LENOX HEALTHCARE, INC. AND HEALTHCARE INVESTORS OF AMERICA, INC. in the Commonwealth of Massachusetts District Court Department, Pittsfield Division, Civil Action No. 9827-CV-0199.


                                   SECTION 3.

                REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

     The Corporation hereby represents and warrants to Purchaser that:

     3.1 INCORPORATION. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Corporation's financial condition, business, assets or results of operations (hereafter, a "Material Adverse Effect"). The Corporation has all requisite corporate power and authority to carry on its business as now conducted.

     3.2 CAPITALIZATION. The authorized capital stock of the Corporation consists of 10,000,000 shares of common stock, par value $.01 per share. The number of shares of common stock outstanding as of the date hereof and as of the Closing Date will be 397,600 shares. There are no shares of preferred stock issued and outstanding. The terms, preferences and privileges of the outstanding shares of capital stock are set forth in the Corporation's Articles of Incorporation, as amended (the " Articles"). There are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Corporation to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Corporation or other equity interests in the Corporation or any securities convertible into or exchangeable for such shares of capital stock or other equity interests (collectively, "Securities"), and there are no outstanding contractual obligations of the Corporation to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests. No holder of any capital stock or Securities of the Corporation has any outstanding registration rights.

     3.3 AUTHORIZATION. All corporate action on the part of the Corporation, its officers, and directors necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein has been taken. When executed and delivered by the
Corporation, this Agreement shall constitute the legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except (i) as limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) to the extent the indemnification provisions contained in


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

this Agreement may be limited by applicable federal or state securities laws. The Corporation has all requisite corporate power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement. Notwithstanding anything to the contrary herein, all parties hereto acknowledge that the consummation of this transaction is conditioned upon the receipt of shareholder approval from a majority of the shareholders of the Corporation.

     3.4 VALID ISSUANCE OF THE STOCK. The Stock being purchased by the Purchaser hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid, nonassessable and free of any liens or encumbrances created by the Corporation and will, assuming the accuracy of the representations and warranties made by the Purchaser to the Corporation, be in compliance with applicable state and federal securities laws.

     3.5 SEC DOCUMENTS. The Corporation has furnished to Purchaser a true and complete copy of the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2001and the Company's Quarterly Report on Form 10-QSB for the nine month period ended on September 30, 2002, and any other statement, report, registration statement (other than registration statements on Form S-8) or definitive proxy statement filed by the Corporation with the Securities and Exchange Commission (the "SEC") during the period commencing December 31, 2001 and ending on the date hereof. The Corporation will, promptly upon the filing thereof, also furnish to Purchaser all statements, reports, (including, without limitation, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K), registration statements and definitive proxy statements filed by the Corporation with the SEC during the period commencing on the date hereof and ending on the Closing Date (all such materials required to be furnished to each Purchaser pursuant to this sentence or pursuant to the next preceding sentence of this Section 3.5 being called, collectively, the "SEC Documents"). As of their respective filing dates, the SEC Documents complied or will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act of 1933, as amended (the "Securities Act"), as applicable, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates, except to the extent corrected by a subsequently filed SEC Document. The Corporation has not filed any amendment to its Annual Report on Form 10-KSB for the year ended December 31, 2001 or its Company's Quarterly Report on Form 10-QSB for the nine month period ended on September 30, 2002. The Corporation has not filed any Current Reports on Form 8-K with respect to any event occurring between September 30, 2002 and the date hereof.

     3.6 FINANCIAL STATEMENTS. The Corporation's audited Statements of Operations, and Distributions in Excess of Net Earnings and Cash Flows for the fiscal year ended December 31, 2001 and the Corporation's audited Balance Sheet as of December 31, 2001 are included in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2001, a copy of which has been delivered to the Purchaser. The Company's unaudited Statements of Operations, and Distributions in Excess of Net Earnings and Cash Flows for the nine month period ended September 30, 2002 and the Company's unaudited Balance Sheet as of September 30, 2002 are included in the Company's Quarterly Report on Form 10-QSB for the nine month period ended on September 30, 2002, copies of which have been delivered to the Purchaser. All of the financial statements referred to above in


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

this Section 3.6 are hereinafter referred to collectively, as the "Financial Statements". The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, and fairly present, in all material respects, the financial position of the Corporation and the results of its operations as of the date and for the periods indicated thereon, except that those Financial Statements that are unaudited may not have been prepared in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and may be subject to normal year-end audit adjustments which, individually and in the aggregate, will not be material.

     3.7 CONSENTS. All consents, approval, orders, authorizations, registrations, qualifications, and filings required on the part of the Corporation to be obtained or made prior to the Closing in connection with the execution, delivery or performance of this Agreement, and the consummation of the transactions contemplated herein have been obtained or made or will be obtained or made, prior to the Closing.

     3.8 NO CONFLICT. The execution and delivery of this Agreement by the Corporation and the consummation of the transactions contemplated hereby will not in any material respect conflict with or result in any material violation of or material default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of a material benefit or give rise to an event which results in the creation of any lien, charge or encumbrance upon any of the Corporation's properties or assets under (i) the Articles or Bylaws of the Corporation or (ii) any material agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Corporation or its respective properties or assets.

     3.9 ABSENCE OF LITIGATION. With the exception of (i) the case entitled PNC BANK V. HEALTHCARE INVESTORS OF AMERICA, INC., ET AL, in the 11th Circuit for Miami-Dade County Florida, Case No. 0206571 CA 04, and (ii) the case entitled JOHN W. MADAGAN, SR., D/B/A SUNDANCE REALTY ADVISORS V. LENOX HEALTHCARE, INC AND HEALTHCARE INVESTORS OF AMERICA, INC. in the Pittsfield Division of the Commonwealth of Massachusetts District Court Department Civil Action No. 9827-CV-0199, there is no action, suit or proceeding or, to the Corporation's knowledge, any investigation, pending, or to the Corporation's knowledge, threatened against the Corporation and in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole, would have a material adverse effect. There is not pending or threatened any such action, suit, proceeding or investigation that questions this Agreement or the right of the Corporation to execute, deliver and perform under same.

     3.10 TRADING MARKET. The Common Stock is currently traded on the "pink sheets".

     3.11 BROKERS OR FINDERS. The Corporation has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement, and the Corporation has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.



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

     3.12 COMPLIANCE WITH CHARTER, LAWS, ETC. The Corporation is in compliance in all material respects with the terms of its Certificate and By-laws as currently in effect, true and complete copies of which have been delivered to each Purchaser, and each of the Articles and By-laws of the Corporation (in the form, provided to the Purchaser), is in full force and effect as of the Closing Date. To the best of the Corporation's knowledge, the Corporation has complied, and is in compliance with, federal, state, county, local and foreign laws, rules, regulations, ordinances, decrees and orders applicable to the operation of its business or to the real property or personal property that it owns or leases (including, without limitation, all such laws, rules, ordinances, decrees and orders relating to antitrust, currency exchange, environmental protection, occupational safety and health, equal opportunity, pension, securities and trading-with-the-enemy matters), except where any such failures to comply, individually or in the aggregate, could not reasonably be expected to have a material adverse effect.

     3.13 PRIVATE OFFERING. During the six months preceding the date of this Agreement, neither the Corporation nor any person acting on its behalf has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities
Act) that is or may be integrated with the sale of the Stock in a manner that would require the registration of the issuance and sale by the Corporation of the Stock under the Securities Act. During the six months preceding the date of this Agreement, neither the Corporation nor any person acting on its behalf has offered or sold any Stock by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. Assuming the accuracy of the Purchaser's representations in Section 4 hereof, the offering and sale of the Stock will satisfy the requirements of Rule 506 under the Securities Act.

     3.14 CHANGES.

          (a) Since September 30, 2002, except as disclosed or in SEC Documents or press releases prepared through or as of a date subsequent to September 30, 2002, there has not been:

               (i) any damage, destruction or loss (whether or not covered by insurance) to its assets which has had or is reasonably expected to have a material adverse effect;

               (ii) any material change in the accounting methods or practices followed by the Corporation;

               (iii) any material debt, obligation or liability (whether absolute or contingent) incurred by the Corporation (whether or not presently outstanding) except (x) current liabilities incurred, and obligations under agreements entered into, in the ordinary course of business and (y) obligations or liabilities entered into or incurred in connection with the execution of this Agreement;

               (iv) any sale, lease, abandonment or other disposition by the Corporation of any real property or, other than in the ordinary course of business, of any equipment or other operating properties or, other than in the ordinary course of business, any sale, assignment, transfer, license or other


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

disposition by the Corporation of any intellectual property or other intangible asset;

               (v) any dividends or other distributions of cash or other property paid by the Corporation in respect of any of its capital stock

               (vi) any waivers or releases by the Corporation of any material debt or obligation owed to the Corporation; or

               (vii) to the best of the Corporation's knowledge, any other event that could reasonably be expected to result in a material adverse effect.

          (b) Notwithstanding anything to the contrary in this Agreement, if, after the date of this Agreement the Corporation discloses to the Purchaser or the Purchaser otherwise becomes aware of any information concerning an event that renders the representation and warranty set forth in this Section 3.14 inaccurate, and such information is material and not otherwise available to the public generally, the Purchaser agrees not to sell, assign or otherwise transfer any of the Stock based on such material non-public information until such material non-public information is made available to the public generally.

     3.15 LABOR MATTERS. The Corporation has no collective bargaining agreement with any of its employees and, to the Corporation's knowledge, there is no labor union organizing activity pending or threatened with respect to the Corporation. There are no disputes pending or, to the knowledge of the Corporation, threatened between the Corporation, on the one hand, and any of its employees, on the other hand, other than employee grievances arising in the ordinary course of business which would not, individually or in the aggregate, have a material adverse effect.


                                   SECTION 4.

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     Purchaser hereby represents, warrants and covenants to the Corporation that:

     4.1 AUTHORIZATION. All corporate action on the part of the Purchaser, its officers, and directors necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein has been taken. When executed and delivered by the Purchaser, this Agreement shall constitute the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (i) as limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws. The Purchaser has all requisite corporate power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.



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

     4.2 CONSENTS. All consents, approval, order, authorizations, registrations, qualifications and filings required on the part of the Purchaser to be obtained or made prior to the consummation of the transactions contemplated herein have been obtained or made or will be obtained or made, prior to the Closing.

     4.3 NO CONFLICT. The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby will not in any material respect conflict with or result in any material violation of or material default (with or without notice or lapse of time, or both) under, or give rise to a right of termination cancellation or acceleration of any material obligation or to a loss of a material benefit or give rise to an event which results in the creation of any lien, charge or encumbrance upon any of the Purchaser's properties or assets under (i) The Articles or Bylaws of the Purchaser or (ii) any material agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, title or regulations, applicable to the Purchaser or its respective properties or assets.

     4.4 ABSENCE OF LITIGATION. There is no action, suit or proceeding or to the Corporation's knowledge, any investigation pending, or to the Purchaser's knowledge, threatened against the Purchaser and in which an unfavorable outcome, ruling or finding in any said matter, or for all matters taken as a whole would have a material adverse effect. There is not pending or threatened any such action, suit, proceeding or investigation that questions this Agreement or the right of the Purchaser to execute, deliver and perform under same.

     4.5 COMPLIANCE WITH CHARTER, LAWS, ETC. The Purchaser is in compliance in all material respects with the terms of its Articles of Organization ("Articles") and By-laws as currently in effect. Each of the Articles, and By-laws of the Purchaser is in full force and effect as of the Closing Date. To the best of the Purchaser's knowledge, the Purchaser has complied, and is in compliance with federal, state, county, local and foreign laws, rules, regulations, ordinances, decrees and orders applicable to the operation of its business or to the real property or personal property that it owns or leases (including, without limitation, all such laws, rules, ordinances, decrees and orders relating to antitrust, currency exchange, environmental protection, occupational safety and health, equal opportunity, pension, securities and trading-with-the-enemy matters), except where any such failures to comply, individually or in the aggregate, could not reasonably be expected to have a material adverse effect.

     4.6 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Purchaser in reliance upon such Purchaser's representation to the Corporation, which by such Purchaser's execution of this Agreement Purchaser hereby confirms, that the Stock to be received by such Purchaser will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock.

     4.7 INVESTMENT EXPERIENCE. Purchaser acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in


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

financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock.

     4.8 RESTRICTED SECURITIES. Purchaser understands that the shares of Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In the absence of an effective registration statement covering the Securities or an available exemption from registration under the Act, the Stock must be held indefinitely. In this connection, Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act, including without limitation the Rule 144 condition that current information about the Corporation be available to the public.

     4.9 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Purchaser further agrees not to make any disposition of all or any portion of the Stock unless:

          (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) it is made in compliance with Rule 144; or

          (c) Purchaser shall have (i) notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, (ii) provided a written agreement from the transferee for the benefit of the Corporation to be bound by this Section 4, and (iii) if requested by the Corporation, Purchaser shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Corporation will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

          (d)   Notwithstanding   any  of  the   foregoing,   transfers  for  no
consideration to principals of or investment advisory clients of Purchaser shall be permitted without any consent, statement or legal opinion.

     4.10 LEGENDS. It is understood that the certificates evidencing the Stock it is purchasing shall bear the following legend:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."




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

                                   SECTION 5.

                   CONDITIONS TO OBLIGATIONS OF THE PURCHASER

     The obligation of the Purchaser to purchase the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

     5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Corporation shall be true and correct in all material respects on the Closing Date as if made on such Closing Date and the Corporation shall have an officer provide a certificate as of the Closing Date attesting to such fact.

     5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects.

     5.3 OPINION OF CORPORATION'S COUNSEL. The Purchaser shall have received from counsel to the Corporation an opinion in the form attached hereto.

     5.4 LEGAL ISSUANCE. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all the laws and regulations to which the Purchaser and the Corporation are subject.

     5.5 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in form and substance to the Purchaser and their counsel.

     5.6 SHAREHOLDER APPROVAL. Shareholder Approval of the issuance of the Stock shall have occurred.


                                   SECTION 6.

                  CONDITIONS TO OBLIGATIONS OF THE CORPORATION

     The  Corporation's   obligation  to  sell  the  Stock  is  subject  to  the
fulfillment on or prior to the Closing Date of each of the following conditions:

     6.1 REPRESENTATIONS AND WARRANTIES . The representations and warranties made by the Purchaser shall be true and correct in all material respects on the Closing Date as if made on such Closing Date and the Purchaser shall have an officer provide a certificate as of the Closing Date attesting to such fact

     6.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

     6.3 LEGAL ISSUANCE. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.


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

     6.4 PAYMENT. The Corporation shall concurrently receive payment for the Stock as provided in Section 2.

     6.5 SHAREHOLDER APPROVAL. Shareholder Approval of the issuance of the Stock shall have occurred.


                                   SECTION 7.

                    AFFIRMATIVE COVENANTS OF THE CORPORATION

     The Corporation hereby covenants that, during such time as Purchaser owns any shares of Stock totaling in excess of 20,000 shares,:

     7.1  REPORTS AND FINANCIAL STATEMENTS

          (a) The Corporation will comply with its reporting and filing obligations under the Exchange Act, and will not take any action or file any documents (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under the Exchange Act.

          (b) The Corporation will furnish to Purchaser or have available to Purchaser through the Edgar System the SEC for two years, concurrently with the distribution or filing thereof, its reports on Form 10K and 10Q, and each other report, registration statement, definitive proxy statement or other document filed with the SEC, and each press release or other public announcement issued by the Corporation.

     7.2 MAINTENANCE AND COMPLIANCE. The Corporation will (i) maintain its corporate existence, rights, powers and privileges in good standing, (ii) comply in all material respects with the laws and governmental regulations and restrictions applicable to its business or properties, (iii) keep records and books of account and maintain a system of internal accounting controls in accordance with generally accepted accounting principles and (iv) retain independent public accountants of recognized standing as auditors of the Corporation's annual financial statements.

     7.3 ASSIGNMENT OF RIGHTS. The rights of Purchaser hereunder may be assigned by Purchaser in connection with the transfer or assignment of its shares of Stock. Such rights may be further reassigned by each such transferee to subsequent transferees. Any transferee asserting rights under this Agreement shall be bound by its provisions. In no event shall any transfers be made in violation of the federal securities laws.

     7.4 EFFECT OF COVENANTS. The covenants in Sections 7.1 and 7.3 shall not be deemed to prohibit a merger, sale of all assets or other corporate reorganization if (i) the entity surviving or succeeding to the Corporation is bound by this Agreement with respect to its securities issued in exchange for or replacement of the Stock, or (ii) the consideration received in exchange for or replacement of the Stock is cash.





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

                                    SECTION 8

                                   ARBITRATION

     8.1  ARBITRATION

          8.1.1 SCOPE. Resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise ("Disputes"), including disputes arising in connection with claims by third persons, shall be exclusively governed by and settled in accordance with the provisions of this Section 8; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder.

          8.1.2 BINDING ARBITRATION. The parties hereby agree to submit all Disputes to arbitration for final and binding resolution. Any party may initiate such arbitration by delivery of a demand therefor (the "Arbitration Demand") to the other parties. The arbitration shall be conducted in the City of Phoenix, AZ, by a panel of three arbitrators, one chosen by each party and the third selected by agreement of the parties not later than 10 days after delivery of the Arbitration Demand, or, failing such agreement, appointed pursuant to the Commercial Arbitration Rules of the America Arbitration Association, as amended from time to time (the "AAA Rules"). If the arbitrators become unable to serve, his/her or their successor(s) shall be similarly selected or appointed.

          8.1.3 PROCEDURE. The arbitration shall be conducted pursuant to the Federal Arbitration Act and such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the AAA Rules. Notwithstanding the foregoing, (a) each party shall have the right to audit the books and records of the other parties that are reasonably related to the Dispute; (b) each party shall provide to the other, reasonably in advance of any hearing, copies of all documents that a party intends to present in such hearing; (c) all hearings shall be conducted on an expedited schedule; and (d) all proceedings shall be confidential, except that either party may at its expense make a stenographic record thereof.

          8.1.4 TIMING. The arbitrators shall complete all hearings not later than 90 days after his or her selection or appointment, and shall make a final award not later than 30 days thereafter. The arbitrators shall apportion all costs and expenses of the arbitration, including the arbitrators' fees and expenses, and fees and expenses of experts ("Arbitration Costs") between the prevailing and non-prevailing party as the arbitrators shall deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the arbitrator deems manifestly unreasonable, the arbitrators may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorney's fees and expenses in connection with any and all proceedings under this Section 8. Notwithstanding the foregoing, in no event may the arbitrators award multiple or punitive damages.

                                    SECTION 9

                                  MISCELLANEOUS

     9.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona. Except as set forth in Section 9, any action or proceeding relating to this Agreement may be brought in the courts of Arizona, or in the United States courts located in Arizona and each of the parties irrevocably consents to the jurisdiction of such courts in any such action or proceeding.

     9.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

     9.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement (including any Exhibits and Schedules hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Purchaser. .

     9.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be mailed by internationally recognized courier service and facsimile addressed (a) if to the Purchaser, as indicated below the Purchaser's signature with a copy to the designated entity or at such other address as the Purchaser shall have furnished to the Corporation in writing, or
(b) if to any other holder of any Stock at the address of such holder as shown on the records of the Corporation, or (c) if to the Corporation, at its address set forth below or at such other address as the Corporation shall have furnished to the Purchaser and each such other holder in writing. All such notices or communications shall be deemed given when delivered personally by courier, by internationally recognized courier or by facsimile.

     9.5 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement (including any holder of Stock), upon any breach or default or another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     9.6 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     9.7 TITLES AND SUBTITLES. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not be considered in construing this Agreement.

     9.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     9.9 FEES AND EXPENSES. The parties hereto shall pay their own costs and expenses in connection herewith.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                         Healthcare Investors of America, Inc.

                                         By:  /s/ F. Dale Markham

                                         Name: F. Dale Markham
                                         Title: Chairman and CEO


Address: 2940 N. Swan Road, Suite 212, Tucson, AZ 85712

                                         Purchaser

                                         Aries Capital Partners LLC

                                         By:  /s/ Greg Harrington

                                         Name: Greg Harrington
                                         Title: Managing Member

                                         Address: 15021 N. 74th Street
                                                  Scottsdale, AZ 85260

As to the Indemnification contained within Section 2.4, Accepted and Acknowledged

By:  /s/  Greg Harrington

Greg Harrington, individually




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